UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 1, 2004

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2004, The Shaw Group Inc. (the "Company") entered into an Amendment to Employment Agreement of Robert L. Belk, with Robert L. Belk, the Company’s Executive Vice President and Chief Financial Officer (the "Amendment"). The Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

The Amendment amends the Employment Agreement dated as of May 1, 2000, by and between the Company and Robert L. Belk, which is incorporated by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2000.

The term and conditions contained in the Amendment that are material to the Company are: that (1) Mr. Belk will be entitled to use of Company-owned aircraft for up to 50 hours per calendar year, the value of such use to be included in Mr. Belk’s compensation as required by law or regulation; (2) the Company will guarantee that the gain on the sale of shares acquired by Mr. Belk pursuant to his exercise of options to acquire 64,400 shares of common stock at an exercise price of $12.66 per share granted to Mr. Belk on October 13, 2004, and vesting in equal 50% annual installments beginning on October 13, 2005, will not be less than the Black-Scholes value calculated on the date of grant ($8 per share); provided, however, that at any time during the term of the options, the Company may request that Mr. Belk exercise his options and if he fails to do so, the Company shall receive a credit against the guaranteed accretion in an amount equal to the difference between the closing share price on the third day after the Company’s request and the exercise price of the options; and (3) if Mr. Belk resigns from the Company after at least two years, but prior to the four year vesting period for his restricted stock grants, Mr. Belk may become a consultant to the Company for no more than 120 hours per year for the remainder of the vesting period on reasonable terms to be mutually agreed upon and will be considered an employee of the Company for the full vesting of such shares. Should Mr. Belk resign prior to two years from the effective date of the Amendment, unvested restricted shares will be forfeited.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed as an Exhibit to this Current Report on Form 8-K.

10.1 Amendment to Employment Agreement of Robert L. Belk dated December 1, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

December 3, 2004	By:	Gary P. Graphia

Name: Gary P. Graphia
Title: Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Employment Agreement of Robert L. Belk dated December 1, 2004